UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 24, 2023

Luther Burbank Corporation
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	001-38317 (Commission File Number)	68-0270948 (I.R.S. Employer Identification Number)

520 Third St, Fourth Floor, Santa Rosa, California (Address of principal executive offices)		95401 (Zip Code)

Registrant's telephone number, including area code: (844) 446-8201

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, no par value	LBC	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders
The 2023 Annual Shareholders Meeting (the “Annual Meeting”) of Luther Burbank Corporation (the “Company”) was held on October 24, 2023. On August 28, 2023, the record date for the Annual Meeting, 51,027,878 shares of the Company’s stock were outstanding and entitled to vote, of which 47,885,832 were present at the Annual Meeting, in person or represented by proxy, for purposes of establishing a quorum.
Election of Directors. Shareholders elected the following individuals to the Company’s Board of Directors for terms expiring at the 2024 annual meeting of shareholders: Renu Agrawal, John C. Erickson, Simone Lagomarsino, Anita Gentle Newcomb, Bradley M. Shuster, Victor S. Trione, Thomas C. Wajnert and M. Max Yzaguirre.
Set forth below are the number of votes cast for, votes withheld, and broker non-votes for each director nominee.

Election of Directors	Votes For	Votes Withheld	Broker Non-Votes
Renu Agrawal	46,199,307	439,070	1,247,455
John C. Erickson	46,464,589	173,788	1,247,455
Simone Lagomarsino	46,314,785	323,592	1,247,455
Anita Gentle Newcomb	46,196,031	442,346	1,247,455
Bradley M. Shuster	45,730,611	907,766	1,247,455
Victor S. Trione	46,296,491	341,886	1,247,455
Thomas C. Wajnert	46,138,354	500,023	1,247,455
M. Max Yzaguirre	46,464,689	173,688	1,247,455
Advisory Vote on Named Executive Officer Compensation. A proposal regarding the approval, on a non-binding advisory basis, of the compensation of the Company's named executive officers was approved by the following votes:

Votes For	Votes Against	Shares Abstained	Broker Non-Votes
46,222,414	406,163	9,800	1,247,455
Advisory Vote on Frequency of the Named Executive Officer Compensation Vote. Shareholders determined, on a non-binding advisory basis, to recommend that the Company hold an advisory vote on the compensation of the Company's named executive officers every two years, pursuant to the following votes regarding whether the frequency of these advisory votes should be held every one, two or three years:

1 Year	2 Years	3 Years	Shares Abstained	Broker Non-Votes
4,715,613	41,068,100	844,801	9,863	1,247,455
The Company's Board of Directors has determined, consistent with the results of the advisory vote, to hold an advisory vote on the compensation of the Company's named executive officers every two years.
Ratification of Independent Public Accountants. A proposal regarding the ratification of the appointment of Crowe LLP as the Company's independent registered public accounting firm for the year ending December 31, 2023, was approved by the following votes:

Votes For	Votes Against	Shares Abstained
47,740,926	100,024	44,882
Item 9.01. Financial Statements and Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUTHER BURBANK CORPORATION

DATED: October 25, 2023	By: /s/ Greg L. Smith
Greg L. Smith
SVP, General Counsel and Corporate Secretary